                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the use of our reports dated January 27, 1999 appearing on pages 21 and 40 of Infinity Broadcasting Corporation's Form 10-K for the year ended December 31, 1998, incorporated by reference in this Registration Statement on Form S-8 of the Company.

/s/ KPMG LLP
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New York, New York
April 6, 1999



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